UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2021

KUBIENT, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37875	82-1808844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 7th Avenue 8th Floor New York, New York	10018
(Address of principal executive offices)	(Zip Code)

(800) 409-9456
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KBNT	Nasdaq
Common Stock Purchase Warrants	KBNTW	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

Kubient, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission on November 30, 2021 (the “Original Filing”) to report the consummation of its acquisition (the “Acquisition”) of certain assets of MediaCrossing Inc., a Delaware corporation (“MediaCrossing”).  Subsequent to the Original Filing, the Company has determined that the Acquisition is significant such that certain historical financial statements of MediaCrossing and pro forma information should be filed within 71 calendar days from the date that the Original Filing was required to be filed.  This Current Report on Form 8-K/A is being filed to amend the Original Filing to provide the required historical financial statements of MediaCrossing and pro forma financial information described under Item 9.01 below.  These financial statements and information are filed as Exhibits 99.1, 99.2, and 99.3.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

1.
The audited financial statements of MediaCrossing Inc. as of and for the years ended December 31, 2020 and 2019, together with the notes thereto, and the independent auditors’ report, are incorporated herein by reference and filed as Exhibit 99.1 hereto.

2.
The unaudited condensed financial statements of MediaCrossing Inc. as of September 30, 2021 and for the nine months ended September 30, 2021 and 2020, together with the notes thereto, are incorporated herein by reference and filed as Exhibit 99.2 hereto.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements as of and for the nine months ended September 30, 2021 and for the year ended December 31, 2020, are incorporated herein by reference and filed as Exhibit 99.3 hereto.

(d) Exhibits.

Exhibit No.	Exhibit
23.1	Consent of Marcum LLP
99.1	Audited financial statements of MediaCrossing Inc. as of and for the years ended December 31, 2020 and 2019
99.2	Unaudited condensed financial statements of MediaCrossing Inc. as of September 30, 2021 and for the nine months ended September 30, 2021 and 2020
99.3	Unaudited pro forma condensed combined financial statements as of and for the nine months ended September 30, 2021 and for the year ended December 31, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KUBIENT, INC.

Dated: February 4, 2022	By:	/s/ Paul Roberts
Paul Roberts
Chief Executive Officer